SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DWS Capital Growth Fund

The fund is classified as “non-diversified.” All references to the fund being diversified are hereby deleted.
The following disclosure is added under the “MAIN RISKS” section of the fund’s summary prospectus and under the “MAIN RISKS” heading of the summary section and within the “FUND DETAILS” section of the fund’s prospectus:
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
The following replaces similar disclosure under the “INVESTMENT RESTRICTIONS” heading of the fund’s Statement of Additional Information:
The fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.
Please Retain This Supplement for Future Reference
January 16, 2025
PRO_SAISTKR24-100